UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2009

Exact Name of Registrant as Specified in
	Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number

1-8962	Pinnacle West Capital Corporation	86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000

1-4473	Arizona Public Service Company	86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
This combined Form 8-K is separately filed by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 2.02. Results of Operations and Financial Condition
On October 29, 2009, Pinnacle West Capital Corporation (the “Company”) issued a press release regarding its financial results for the fiscal quarter ended September 30, 2009 and its earnings outlook for 2009 and 2010. A copy of the press release is attached hereto as Exhibit 99.1.
The information referenced in Item 7.01 below contains Company operating results for the fiscal quarter ended September 30, 2009. This information is attached hereto as Exhibits 99.2 and 99.3.
Item 7.01. Regulation FD Disclosure
The Company is providing a quarterly consolidated statistical summary, a copy of the slide presentation made in connection with the quarterly earnings conference call on October 29, 2009, and key factors and assumptions affecting consolidated earnings outlook for 2009 to help interested parties better understand its business (see Exhibits 99.2, 99.3 and 99.4). This information is concurrently being posted to the Company’s website at www.pinnaclewest.com, which also contains a glossary of relevant terms.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit
No.	Registrant(s)	Description

99.1	Pinnacle West APS	Earnings News Release issued on October 29, 2009.

99.2	Pinnacle West APS	Pinnacle West Capital Corporation quarterly consolidated statistical summary for the three-month and nine-month periods ended September 30, 2009 and 2008.

99.3	Pinnacle West APS	Pinnacle West Capital Corporation Third Quarter 2009 slide presentation accompanying October 29, 2009 conference call.

99.4	Pinnacle West APS	2009 Earnings Outlook Key Factors and Assumptions

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)
Dated: October 29, 2009	By:	/s/ James R. Hatfield
James R. Hatfield
Senior Vice President, Chief Financial Officer and Treasurer

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: October 29, 2009	By:	/s/ James R. Hatfield
James R. Hatfield
Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit
No.	Registrant(s)	Description

99.1	Pinnacle West APS	Earnings News Release issued on October 29, 2009.

99.2	Pinnacle West APS	Pinnacle West Capital Corporation quarterly consolidated statistical summary for the three-month and nine-month periods ended September 30, 2009 and 2008.

99.3	Pinnacle West APS	Pinnacle West Capital Corporation Third Quarter 2009 slide presentation accompanying October 29, 2009 conference call.

99.4	Pinnacle West APS	2009 Earnings Outlook Key Factors and Assumptions

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